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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported) April 21, 1999

                              HUDSON UNITED BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                                   ----------
                 (State or other jurisdiction of incorporation)

                       1-10699                       22-2405746
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              (Commission File Number)   (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2600
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

         Item 5. Other Events

         On April 21, 1999, Hudson United Bancorp announced the declaration of a cash dividend of $0.25 per common share, payable June 1, 1999 to holders of record as of the close of business on May 17, 1999.

         Hudson United Bancorp is a multi-state bank holding company with over 160 offices in New Jersey, New York and Connecticut. The company recently consolidated its three banking subsidiaries, Hudson United Bank, Lafayette American Bank, and Bank of the Hudson, into a single bank operating under the name Hudson United Bank. The company also recently changed its name from HUBCO, Inc. to Hudson United Bancorp, and announced that it will list its shares on the New York Stock Exchange ("NYSE") under the symbol "HU" beginning Monday, May 3, 1999.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HUDSON UNITED BANCORP



Dated: April 22, 1999                    By: ____________________________
                                             D. Lynn Van Borkulo-Nuzzo,
                                             Executive Vice President